EXHIBIT 99.13

Agreement of Joint Filing

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

     This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated October 25, 2005.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:      May 26, 2006

BARINGTON COMPANIES EQUITY PARTNERS, L.P.
By:	Barington Companies Investors, LLC, its general partner

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON INVESTMENTS, L.P.
By:	Barington Companies Advisors, LLC, its general partner

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES ADVISORS, LLC

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES INVESTORS, LLC

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES OFFSHORE FUND, LTD.

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	President

BARINGTON OFFSHORE ADVISORS, LLC

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By:	LNA Capital Corp., its general partner

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	President and CEO

LNA CAPITAL CORP.

By:	/s/ James A. Mitarotonda
Name:	James A. Mitarotonda
Title:	President and CEO

/s/ James A. Mitarotonda
James A. Mitarotonda

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STARBOARD VALUE & OPPORTUNITY FUND, LLC By: Admiral Advisors, LLC, its managing member PARCHE, LLC By: Admiral Advisors, LLC, its managing member	ADMIRAL ADVISORS, LLC By: Ramius Capital Group, L.L.C., its sole member RAMIUS CAPITAL GROUP, L.L.C. By: C4S & Co., L.L.C., as managing member C4S & CO., L.L.C.

By: /s/ Jeffrey M. Solomon Name: Jeffrey M. Solomon Title: Authorized Signatory

JEFFREY M. SOLOMON /s/ Jeffrey M. Solomon Individually and as attorney-in-fact for Peter A. Cohen, Morgan B. Stark and Thomas W. Strauss

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MILLENCO, L.P.
By:	Millennium Management, L.L.C., its general partner

By:	/s/ David Nolan
Name:	David Nolan
Title:	Executive Vice President

MILLENNIUM MANAGEMENT, L.L.C.

By:	/s/ David Nolan
Name:	David Nolan
Title:	Executive Vice President

/s/ Israel A. Englander by Simon M. Lorne pursuant to Power of Attorney previously filed with the SEC

Israel A. Englander

RJG CAPITAL PARTNERS, L.P.

By:	RJG Capital Management, LLC, its general partner
By:	/s/ Ronald J. Gross____________________
Name:	Ronald J. Gross
Title:	Managing Member

RJG CAPITAL MANAGEMENT, LLC

By:	/s/ Ronald J. Gross____________________
Name:	Ronald J. Gross
Title:	Managing Member

/s/ Ronald J. Gross_______________________
Ronald J. Gross

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By:	D.B. ZWIRN PARTNERS, LLC,
its general partner

BY:	ZWIRN HOLDINGS, LLC,
its managing member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND (TE), L.P.

By:	D.B. ZWIRN PARTNERS, LLC,
its general partner

BY:	ZWIRN HOLDINGS, LLC,
its managing member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

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D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.

By:	D.B. Zwirn & Co., L.P., its manager

By:	DBZ GP, LLC, its general partner

By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

HCM/Z SPECIAL OPPORTUNITIES LLC

By:	D.B. Zwirn & Co., L.P., its manager

By:	DBZ GP, LLC, its general partner

By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

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D.B. ZWIRN & CO., L.P.

By:	DBZ GP, LLC, its general partner

By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

DBZ GP, LLC

By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

ZWIRN HOLDINGS, LLC

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

/s/ Daniel B. Zwirn
Daniel B. Zwirn